EXHIBIT 10.1
                                                                    ------------


                               PURCHASE AGREEMENT
                               ------------------


                  THIS PURCHASE AGREEMENT is made as of the 29th day of September 2000, by and between Hollywood.com, Inc. (the "COMPANY"), a corporation organized under the laws of the State of Florida, and the purchasers whose names are set forth on Annex I hereto (the "PURCHASERS"). Certain capitalized terms used herein and not otherwise defined shall have the meaning set forth in Section 11.

                  IN CONSIDERATION of the foregoing premises, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and accepted, and in reliance upon the representations, warranties and agreements of the parties contained in this Agreement, the parties hereto hereby agree as follows:

                  SECTION 1. Sale of the Shares.
                             ------------------

                  On the Closing Date and effective as of the Closing (each as defined in Section 2 below), upon the terms and subject to the conditions of this Agreement, each Purchaser shall buy, and the Company shall issue and sell to such Purchaser the number of shares of common stock, par value $0.01 per share (the "COMMON STOCK") set forth next to each such Purchaser's name on Annex I hereto at a purchase price per Share equal to $5.75 and the number of shares of Common Stock set forth next to each such Purchaser's name on Annex II hereto at at a purchase price per Share equal to $6.00. The shares of Common Stock of the Company to be purchased by the Purchasers hereunder shall be referred to herein as the "SHARES".

                  SECTION 2. Delivery of the Shares at the Closing.
                             --------------------------------------

                  The closing of the issuance and sale of the Shares (the "CLOSING") shall occur on the date that is the second Business Day following the satisfaction or waiver of all the conditions set forth in Section 8, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison located at 1285 Avenue of the Americas, New York, NY 10019, unless another time or place is agreed to by the parties. The date upon which the Closing shall occur shall be referred to herein as the "CLOSING DATE".

                  At the Closing, the Company shall deliver to each Purchaser one or more stock certificates registered in the name of such Purchaser, or in such nominee name(s) as may be designated by such Purchaser in writing, representing the number of Shares purchased by such Purchaser as provided in
Section 1 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), provided by Section 4(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates without the legend at such time as such Shares are resold pursuant to and in accordance with the Registration Statement (as defined below).

                  SECTION 3. Representations and Warranties of the Company.
                             ----------------------------------------------

                  The Company hereby represents and warrants to each Purchaser, as of the date hereof and as of the Closing Date, as follows:

                        3.1 Organization and Qualification; Material Adverse
                            ------------------------------------------------
Effect.
-------

                              (a) The Company is a corporation duly incorporated
and existing in good standing under the Laws of the State of Florida and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted. Schedule 3.1(a) hereto is a true and complete list of all direct and indirect subsidiaries of the Company (the "SUBSIDIARIES") with the percentage ownership of the Company in each such Subsidiaries. Other than as set forth on Schedule 3.1(a), the Company does not own any equity or other interest in any other Person. Each Subsidiary is duly incorporated and existing in good standing under the Laws of its jurisdiction of incorporation and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted.

                              (b) The Company and each of its Subsidiaries is
duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect. For purposes of this Agreement, "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect(s) on the business, operations, properties, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                        3.2 Authorization; Enforcement.
                            ---------------------------

                  The Company has all requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Shares have been duly authorized and, upon issuance thereof and payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all Liens.

                  Capitalization.
                  --------------

                              (a) As of the date hereof, the authorized capital
stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 24,158,570 shares are issued and outstanding, 3,100,000 shares are issuable and reserved for issuance pursuant to the Company's stock option and purchase plans and no more than 4,051,713 shares are issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 1,000,000 shares of preferred stock, of which as of the date hereof, no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable.

                              (b) As of the date hereof, except as contemplated
by this Agreement or as disclosed in Schedule 3.3(b), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act, (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of Common Stock as required by this Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement, (viii) the Company and its Subsidiaries have no securities convertible into or exercisable for Common Stock at a floating price or resettable price and (ix) there are no preemptive rights or other rights to subscribe for or purchase with respect to the issuance or sale of the Shares by the Company pursuant to this Agreement.

                              (c) The Company has furnished to the Purchasers
true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS").

                              (d) The shares of capital stock or other equity
interests of each Subsidiary that are issued and outstanding have been duly authorized and validly issued, are fully paid and non-assessable and the shares of capital stock or other equity interests of each Subsidiary owned by the

Company as provided on Schedule 3.1(a) are free and clear of any Liens.

                        3.3 No Conflicts.
                            -------------

                              (a) The execution, delivery and performance of
this Agreement by the Company and the consummation by the Company of the transactions contemplated hereunder will not (i) result in a violation of the Articles of Incorporation or the By-laws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both reasonably could be expected to become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound or affected or (iii) result in a violation of Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound or affected.

                              (b) Neither the Company nor any of its
Subsidiaries is in violation of any term of, or in default under, (i) its Articles of Incorporation or By-laws or other organizational documents, respectively, (ii) any material contract, agreement, mortgage, indebtedness, indenture or other instrument to which it is a party or by which its properties or assets are bound or affected or (iii) any Laws applicable to the Company or any of its Subsidiaries or by which any of their respective properties are bound or affected.

                              (c) Except as specifically contemplated by this
Agreement and as required under the Securities Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Body or other Person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement in accordance with the terms hereof. Except as disclosed in
Schedule 3.4(c), all consents, authorizations or orders of, and filings and registrations with, any Governmental Body or other Person which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company complies with and is not in violation of the listing requirements of the Principal Market (as defined below) and no notice of any non-compliance or violation has been received in the previous 12 months. Without limiting the generality of the foregoing, no approval by the shareholders of the Company shall be required under applicable Law for the issuance and sale of the Shares as provided pursuant to this Agreement.

                        3.4 Principal Market. The principal market for the Common Stock is, and for the forseeable future is anticipated to be, The Nasdaq Stock Market (the "PRINCIPAL MARKET").

                        3.5 SEC Documents; Financial Statements; No Undisclosed
                            ---------------------------------------------------
Liabilities.
------------

                              (a) Since December 31, 1997, the Company has
timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange Act of

1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT") (all of the foregoing filed prior to the date hereof and financial statements and schedules thereto being hereinafter referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                              (b) As of their respective dates, the financial
statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position, results of operations, statements of cash flows and statements of stockholders' equity of the Company and its Subsidiaries on a consolidated basis for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Purchasers with any material, nonpublic information which was not publicly disclosed prior to the date provided.

                              (c) As of the date of the most recent consolidated
balance sheet included in the Company's financial statements (the "BALANCE SHEET DATE"), except as set forth in Schedule 3.8 or the SEC Documents filed at least five Business Days prior to the date hereof, neither the Company nor any of its Subsidiaries had any indebtedness, liability, loss, damage or deficiency (the "LIABILITIES"), whether or not covered by insurance, that would reasonably be expected to have a Material Adverse Effect and that was not expressly set forth in the Company's financial statements and notes thereto. Since the Balance Sheet Date, except as set forth in Schedule 3.8 or the SEC Documents filed at least five Business Days prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any Liability, whether or not covered by insurance, other than Liabilities incurred in the ordinary course of business consistent with past practice.

                        3.6 Absence of Certain Changes.
                            ---------------------------

                  Except as disclosed in Schedule 3.7 or in the SEC Documents filed at least five Business Days prior to the date hereof, since the Balance Sheet Date, no event, liability, development or circumstances has occurred and there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, liability or results of operations of the Company or its Subsidiaries which either has had or is reasonably likely to have a Material Adverse Effect or which would be required to be disclosed in an SEC registration statement for the Common Stock. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any applicable bankruptcy Laws. Neither the Company nor any of its Subsidiaries has any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                        3.7 Absence of Litigation.
                            ----------------------

                  There is no action, suit, proceeding, inquiry or investigation before or by any Governmental Body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Subsidiaries or any of the Company's or the Subsidiaries' officers or directors in their capacities as such, (i) except as set forth in Schedule 3.8 or the SEC documents filed at least five Business Days prior to the date hereof and (ii) except which individually and in the aggregate, respectively, would be reasonably likely to result in liability to the Company of less than $50,000 and $100,000, respectively.

                        3.8 No General Solicitation; No Integrated Offerings.
                            -------------------------------------------------

                              (a) Neither the Company, nor any of its
affiliates, nor any Person acting on its or their behalf has, directly or indirectly, engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

                              (b) Neither the Company, nor any of its
affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause any offering of the Shares to the Purchasers to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market, nor will the Company, any of its affiliates or any Person acting on its or their behalf take any action or steps in the future that would cause any offering of the Shares to be integrated with other offerings.

                        3.9 Employee Relations.
                            -------------------

                  Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement. The Company and its Subsidiaries are not the subject of any union organizing campaign and, to the knowledge of the Company and its Subsidiaries, no such campaign is threatened. No executive officer (as defined in Rule 501(f) of the Securities
Act) whose departure would be adverse to the Company or any of its Subsidiaries has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

                        3.10 Intellectual Property Rights.
                             -----------------------------

                  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (the "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted and as proposed to be conducted. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of any other Person. Except as set forth on Schedule 3.11, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or any of its Subsidiaries regarding Intellectual Property Rights or other infringement. The Company and its Subsidiaries believe they have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                        3.11 Environmental Laws.
                             -------------------

                  The Company and its Subsidiaries (i) are in compliance with all applicable Laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all material terms and conditions of any such permits, licenses or approvals.

                        3.12 Title to Property.
                             ------------------

                  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens and defects except such as are described in Schedule 3.13. Any personal and real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

                        3.13 Insurance.
                             ----------

                  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

                        3.14 Regulatory Permits.
                             -------------------

                  The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate Governmental Bodies, necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificates, authorizations or permits.

                  Internal Accounting Controls.
                  ----------------------------

                  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                        3.15 Tax Status; Transfer Taxes.
                             ---------------------------

                              (a) The Company and each of its Subsidiaries has
made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction and the Company is not aware of any basis for any such claim.

                              (b) On the Closing Date, all transfer taxes (other
than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all applicable Laws imposing such taxes will be or will have been fully complied with.

                        3.16 Certain Transactions.
                             ---------------------

                  Except as set forth on Schedule 3.18 and in the SEC Documents filed at least five Business Days prior to the date hereof, and other than the grant of stock options disclosed on Schedule 3.3(b), none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any material transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any material contract, material agreement or other material arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director or employee has a substantial interest or is an officer, director, trustee or partner.

                  Application of Takeover Protections.
                  -----------------------------------

                  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable anti-takeover provisions contained in the Company's Articles of Incorporation or By-Laws or Florida law which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Common Stock and the Purchasers' ownership of Common Stock.

                        3.17 Rights Plan.
                             ------------

                  Other than the Rights Agreement dated as of August 23, 1996 and most recently amended as of October 1, 1999 (the "PLAN"), neither the Company nor any of its Subsidiaries has adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company confirms that no provision of the Plan will, under any present or future circumstances, delay, prevent or interfere with the performance of any of the Company's obligations under this Agreement and the Plan will not be "triggered" by such performance.

                        3.18 Investment Company.
                             -------------------

                  None of the Company and its Subsidiaries is an investment company required to be registered as such under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. 3.19 Form S-3.

                  The Company meets the eligibility requirements of instruction IB1 of Form S-3 under the Securities Act for primary offerings.

                        3.20 Brokers.
                             --------

                  Except for its obligations to Wasserstein Perella & Co., Inc., the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Purchasers relating to this Agreement or the transactions contemplated hereunder. All obligations to Wasserstein Perella & Co., Inc. are the exclusive responsibility of the Company.

                  SECTION 4. Representations and Warranties of the Purchasers.
                             -------------------------------------------------

                  Each Purchaser hereby represents and warrants for itself and not for any other Purchaser, as of the date hereof and as of the Closing Date, as follows:

                        4.1 Authorization; Enforcement.

                  The Purchaser has all requisite corporate power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                        4.2 No Conflicts.
                            -------------

                              (a) The execution, delivery and performance of
this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereunder will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both reasonably could be expected to become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party or by which any of its properties or assets are bound or affected or (iii) result in a violation of any Law applicable to the Purchaser or by which any of its properties or assets are bound or affected.

                              (b) Except as specifically contemplated by this
Agreement and as required under the Securities Act, the Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Body in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement in accordance with the terms hereof.

                        4.3 Sophisticated Investor.
                            -----------------------

                  The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D. The Purchaser acknowledges that it understands that the Company is subject to the periodic reporting requirements of the Exchange Act and has reviewed and received copies of any SEC Document that it has requested.

                        4.4 Ability to Bear Risk of Investment.
                            -----------------------------------

                  The Purchaser acknowledges that the purchase of the Shares contemplated hereunder is a speculative investment and involves a high degree of risks. The Purchaser is able to bear the economic risks of that investment and, at the present time, is able to afford a complete loss of such investment.

                        4.5 Intent.
                            -------

                  The Purchaser is acquiring the number of Shares set forth in
Section 1 above in the ordinary course of its business and for its own account and with no intention of distributing any of such Shares, or any arrangement or understanding with any other persons regarding the distribution of such Shares, within the meaning of Section 2(11) of the Securities Act, in violation of the Securities Act. The Purchaser will not directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act. 4.6 Restricted Shares.

                  The Purchaser understands and acknowledges that the Shares have not been and will not as of the time issued be registered under the Securities Act and that they will be issued in reliance upon exemptions from the registration requirements of the Securities Act and thus cannot be resold unless they are included in an effective registration statement filed under the Securities or unless an exemption from registration is available for such resale.

                  SECTION 5. Survival of Representations, Warranties and
                             -------------------------------------------
Agreements.
-----------

                  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.

                  SECTION 6. Registration of the Shares; Compliance with the
                             -----------------------------------------------
Securities Act.
---------------

                        6.1 Registration of the Shares.
                        -------------------------------

                              (a) The Company shall file with the SEC no later
than on the 30th day from, but not including, the date hereof (the "REQUIRED FILING DATE") a registration statement on Form S-3 registering the Shares for resale by the Purchasers from time to time on the Principal Market or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately-negotiated transactions (the "REGISTRATION STATEMENT"). The Company shall use its best efforts to cause the Registration Statement to become or to be declared effective by the SEC as soon as practicable after its filing and, in no event later than the 60th day from, but not including, the date hereof; provided, however, that if the SEC decides to review the Registration Statement, such date shall automatically be extended to the 120th day from, but not including, the date hereof (such required effectiveness date as may be so extended, the "REQUIRED EFFECTIVE DATE").

                              (b) The Company's best efforts shall include but
will not be limited to, promptly responding to all comments received from the staff of the SEC. If the SEC notifies the Company that the Registration Statement will receive no review from the SEC, the Company shall cause the

Registration Statement to be declared effective by the SEC within five Business Days after the day of the receipt of such notification from the SEC.

                              (c) Once the Registration Statement is declared
effective, the Company shall use its best efforts to keep such Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of this Agreement and in conformity with the requirements of the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, for a period of at least two years (as extended pursuant to Section 6.6) following the date the Registration Statement has become effective or such shorter period as will terminate when all the Shares covered by the Registration Statement have been resold pursuant thereto (the "REGISTRATION PERIOD").

                        6.2 Delayed Registration.
                            --------------------

                  If the Registration Statement has not been filed on or prior to the Required Filing Date or declared effective by the SEC on or prior to the Required Effective Date, the Company shall pay to each Purchaser, as stipulated damages intended by the parties to compensate such Purchaser for the incremental costs and investment risks associated with holding any of the Shares as restricted securities, a fee (the "LATE REGISTRATION FEE") for each day of such delay equal to 0.0333% of the purchase price to be paid by such Purchaser for all the Shares to be purchased by such Purchaser as set forth in Annex I hereto. The Company shall pay to each Purchaser the Late Registration Fee in cash on the earlier of (i) the end of each 30-day period of such delay or (ii) the filing of the Registration Statement or the notification by the SEC to the Company that the Registration Statement has become effective, whichever is applicable.

                        6.3 Restrictions on Resales After Effectiveness.
                            --------------------------------------------

                  If at any time after the Registration Statement has been declared effective by the SEC (i) any Purchaser cannot, for reasons other than due to the Purchaser's actions or omissions or the suspension of the effectiveness of the Registration Statement described in Section 6.6, resell the Shares into the public market for any period of more than 10 consecutive Business Days or for any 30 Business Days in the aggregate during any period of 12 consecutive months, (ii) the Shares are not listed or included for quotation on the Principal Market, the New York Stock Exchange or the American Stock Exchange for any period of more than 10 consecutive Business Days or (iii) any Purchaser cannot by reason of the suspension of the effectiveness of the Registration Statement as described in Section 6.6 resell the Shares into the public market for any period of more than 30 consecutive Business Days, the Company shall pay to such Purchaser, as stipulated damages intended by the parties to compensate such Purchaser for of the incremental costs and investment risks associated with holding any of the Shares as restricted securities, a fee (the "RESALE RESTRICTION FEE") for each day of such period equal to 0.0333% of the purchase price paid by such Purchaser for all the Shares held by such Purchaser on such day. The Company shall pay to such Purchaser the Resale Restriction Fee in respect of each such 10 consecutive Business Day period or such 30 Business Day period, as the case may be, in cash immediately following the conclusion of any such 10 Business Day or 30 Business Day period. The Registration Period regarding the effectiveness of the Registration Statement shall be extended by a number of days equal to the number of days in the periods referred to above for which a Resale Restriction Fee is payable.

                        6.4 Registration Procedures.
                            ------------------------

                  In connection with the Registration Statement, the Company shall:

                              (a) upon the occurrence of any event that would
cause such Registration Statement or the prospectus contained therein (the "PROSPECTUS") or any document incorporated therein by reference (i) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (ii) not to be effective and usable for resale of any Shares during the Registration Period, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document in order to cure such defects, and, if SEC review is required, use its best efforts to cause such supplements or amendments to be declared effective as soon as practicable;

                              (b) prepare and file with the SEC such amendments
and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the Registration Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all the Shares covered by such Registration Statement during the Registration Period in accordance with the intended method or methods of distribution by the Purchasers thereof set forth in such Registration Statement or supplement to the Prospectus;

                              (c) advise each Purchaser promptly and, if
requested by such Purchaser, confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the SEC for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes and (iv) of the existence of any fact or the happening of any event described in Section 6.4(a)(i);

                              (d) if the SEC issues a stop order suspending the
effectiveness of the Registration Statement, or any state securities commission or other regulatory authority issues an order suspending the qualification or exemption from qualification of the Shares under state securities or Blue Sky laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                              (e) furnish to each Purchaser, before filing with
the SEC, copies of the Registration Statement and the Prospectus included therein or any amendments or supplements to such Registration Statement or Prospectus, which documents will be subject to the review and comment of such Purchasers in connection with such sale, if any, for a period of at least three Business Days, and the Company will not file such Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus to which such Purchasers shall reasonably object within three Business Days after the receipt thereof. A Purchaser shall be deemed to have reasonably objected to such filing if the Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act;

                              (f) promptly after the filing with the SEC of any
document that is incorporated by reference into the Registration Statement or Prospectus, provide copies of such document to each Purchaser and make the Company's representatives available for discussion of such documents and other customary due diligence matters as the Purchasers may reasonably request;

                              (g) make available, at reasonable times, for
inspection by each Purchaser and any attorney or accountant retained by such Purchasers, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Purchaser, attorney or accountant in connection with the Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                              (h) if requested by any Purchaser, promptly
include in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Purchaser may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Shares, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                              (i) furnish to each Purchaser in connection with
any sale, without charge, at least one copy of the Registration Statement, as first filed with the SEC, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                              (j) deliver to each Purchaser without charge, as
many copies of the Prospectus and any amendment or supplement thereto as such Purchaser reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each Purchaser in connection with the offering and the sale of the Shares covered by the Prospectus or any amendment or supplement thereto;

                              (k) prior to any public offering of Shares,
cooperate with the Purchasers and their counsel in connection with the registration and qualification of the Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Shares covered by the Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                              (l) in connection with any resale of Shares that
will result in such securities no longer being restricted securities, cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends; and to register such Shares in such denominations and such names as the Purchasers may request at least two Business Days prior to such resale;

                              (m) use its best efforts to cause the disposition
of the Shares covered by the Registration Statement to be registered with or approved by such other Governmental Bodies as may be necessary to enable the Purchasers to consummate the disposition of such Shares, subject to the proviso contained in clause (j) above;

                              (n) make generally available to its security
holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 of the Securities Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act); and

                              (o) provide promptly to each Purchaser and any
affiliated market maker thereof, upon request, each document filed with the SEC pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

                        6.5 Registration Expenses.
                            ----------------------

                              (a) All expenses incurred by the Company and
incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether the Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses, (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws, (iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone, (iv) all fees and disbursements of counsel for the Company, (v) all application and filing fees in connection with listing the Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                              (b) The Company will not be responsible for any
underwriting discounts or selling commissions applicable to the sale of Shares by the Purchasers.

                              (c) The Company will, in any event, bear its
internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                              (d) All reasonable fees and disbursements of not
more than one firm of counsel for the Purchasers acting in connection with this Agreement and the Registration Statement shall be borne by the Company.

                        6.6 Covenants of the Purchasers.
                            ----------------------------

                  In connection with the Registration Statement, each Purchaser shall:

                              (a) not make any sale of the Shares under the
Registration Statement without complying with the prospectus delivery requirements of the Securities Act;

                              (b) provide the Company with such information
required under the Securities Act and the Exchange Act as the Company may reasonably request in connection with the registration of the Shares;

                              (c) acknowledge that there may be times when the
Company must suspend the use of the Prospectus until such time as an amendment or supplement to the Registration Statement or Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. Accordingly, upon receipt of the notice referred to in Section 6.4(c)(iii) or any notice from the Company of the existence of any fact of the kind described in Section 6.4(a)(i) hereof (in each case, a "SUSPENSION NOTICE"), each Purchaser shall forthwith discontinue disposition of the Shares pursuant to the Registration Statement until (i) such Purchaser has received copies of the supplemented or amended Prospectus contemplated by Section 6.4(a) hereof or (ii) such Purchaser is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). The Registration Period regarding the effectiveness of the Registration Statement shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

                              (d) upon receiving a Suspension Notice, either (i)
destroy any Prospectuses, other than permanent file copies, then in its possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company all copies, other than permanent file copies, then in its possession of the Prospectus covering such Shares that was current at the time of receipt of the Suspension Notice.

                  Indemnification.
                  ---------------

                        6.1 Indemnification by the Company.
                            -------------------------------

                  The Company shall indemnify and hold harmless each Purchaser, its directors, officers and each Person, if any, who controls such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments (including without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus (or any amendment or supplement thereto) provided by the Company to such Purchaser or any prospective purchaser of Shares, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Purchasers furnished in writing to the Company by such Purchaser expressly for use in the Registration Statement. Notwithstanding the foregoing, the Company shall not be obligated to indemnify hereunder if it is established by judicial decision that such losses, claims, damages, liabilities or judgments were caused by untrue statements or omissions or alleged untrue statements or omissions included in the Registration Statement or Prospectus (or any amendment or supplement thereto) for which the Purchaser had received the notice referred to in Section 6.4(c)(iii) or any notice from the Company of the existence of any fact of the kind described in Section 6.4(a)(i) and following the receipt of which notice, it is established that such Purchaser had failed to comply with its obligations under Section 6.6(c).

                        6.2 Indemnification by the Purchasers.
                            ----------------------------------

                  Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and officers, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company set forth in Section 7.1 above, but only with reference to information relating to such Purchaser furnished in writing to the Company by such Purchaser expressly for use in the Registration Statement. In no event shall any Purchaser, its directors, officers or any Person who controls such Purchaser be liable or responsible for any amount in excess of the amount by which the total amount received by such Purchaser with respect to its resale of Shares pursuant to the Registration Statement exceeds (i) the amount paid by such Purchaser for such Shares and (ii) the amount of any damages that such Purchaser, its directors, officers or any Person who controls such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  Indemnification Procedures.
                  --------------------------

                              (a) In case any action shall be commenced
involving any Person in respect of which indemnity may be sought pursuant to
Section 7.1 or Section 7.2 (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7.1 and 7.2, a Purchaser shall not be required to assume the defense of such action pursuant to this Section 7.3, but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Purchasers owning, beneficially or otherwise, a majority of the Shares, in the case of the parties indemnified pursuant to Section 7.1, and by the Company, in the case of parties indemnified pursuant to Section 7.2.

                              (b) The indemnifying party shall indemnify and
hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with the indemnifying party's written consent or (ii) effected without the indemnifying party's written consent if the settlement is entered into more than 20 Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                        6.3 Contribution.
                            -------------

                              (a) To the extent that the indemnification
provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                              (b) The Company and each Purchaser agree that it
would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7.4(a). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in Section 7.4(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Purchaser, its directors, its officers or any Person, if any, who controls such Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total amount received by such Purchaser with respect to the sale of Shares pursuant to the Registration Statement exceeds (i) the amount paid by such Purchaser for such Shares and (ii) the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.4 are several in proportion to the respective principal amount of Shares held by each Purchaser hereunder and not joint.

                  SECTION 7. Covenants.
                             ----------

                        7.1 Current Public Information.
                            ---------------------------

                  For so long as any Share is owned, beneficially or otherwise, by any Purchaser, the Company shall, during any period in which it is subject to
Section 13 or 15 (d) of the Exchange Act, make all filings required thereby in a timely manner in order to permit resales of such Shares pursuant to Rule 144.
7.2 Listing of the Shares.

                  On or before the 10th Business Day from the date hereof, the Company shall secure the listing of the Shares upon the Principal Market and each national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and, so long as any Purchaser owns any of the Shares, will maintain such listing of the Shares. The Company shall use its best efforts to obtain and, so long as any Purchaser owns any of the Shares, maintain the listing and trading of its Common Stock on the Principal Market and shall comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. (the "NASD") and such exchanges, as applicable. Until a Purchaser transfers, assigns or sells all of the Shares owned by it, the Company will promptly provide to such Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on the Principal Market or other principal exchange or quotation system on which the Common Stock is listed or traded.

                        7.3 No Integration.
                            ---------------

                  The Company shall not make any offers or sales of any security under circumstances that would cause the offering of the Shares hereunder to be integrated with any other offering of securities by the Company (i) for the purpose of any applicable stockholder approval provision or (ii) in a manner that would require any registration of such offering under applicable securities Laws.

                  SECTION 8. Closing Conditions.
                             -------------------

                        8.1 Conditions to the Obligation to Close of the
                            --------------------------------------------
Company.
--------

                  The Company's obligation to issue and sell the Shares to the Purchasers at the Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the Company:

                              (a) The Company shall have received the full
amount of the purchase price for the Shares being purchased hereunder in same-day funds.

                              (b) The representations and warranties of the
Purchasers contained in this Agreement shall be true and correct, in each case, as of the date of this Agreement and as of the Closing Date with the same force and effect as though made on and as of such dates, except to the extent such representations and warranties speak only as of a specified date in which case such representations and warranties shall be true and correct only as of such specified date.


                              (c) The Purchasers shall have performed or
complied in all material respects with their covenants and agreements contained in this Agreement to be performed by them on or prior to the Closing Date.

                              (d) There shall not be in effect any Law
prohibiting, preventing or restricting the consummation of the transactions contemplated by this Agreement. There shall not be any consent or approval required from any Governmental Body or any other Person to consummate the transactions contemplated hereunder, which shall not have been obtained. There shall not be any threatened or pending proceeding seeking to prohibit, prevent or restrict the consummation of the transactions contemplated by this Agreement or seeking material damages with respect to the transactions contemplated hereunder.

                        8.2 Conditions to the Obligation to Close of the
                            ---------------------------------------------
Purchasers.
-----------

                  The Purchasers' obligation to purchase the Shares from the Company at the Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the Purchasers:

                              (a) The Purchasers shall have received the full
number of Shares being purchased by them hereunder.

                              (b) The representations and warranties of the
Company contained in this Agreement shall be true and correct, in each case, as of the date of this Agreement and as of the Closing Date with the same force and effect as though made on and as of such dates, except to the extent such representations and warranties speak only as of a specified date in which case such representations and warranties shall be true and correct only as of such specified date. The Company shall have delivered to the Purchasers a certificate, dated the date of the Closing, to the foregoing effect.

                              (c) The Company shall have performed or complied
in all material respects with its covenants and agreements contained in this Agreement to be performed by them on or prior to the Closing Date.

                              (d) There shall not be in effect any Law
prohibiting, preventing or restricting the consummation of the transactions contemplated by this Agreement. There shall not be any consent or approval required from any Governmental Body or any other Person to consummate the transactions contemplated hereunder, which shall not have been obtained. There shall not be any threatened or pending proceeding seeking to prohibit, prevent or restrict the consummation of the transactions contemplated by this Agreement or seeking material damages with respect to the transactions contemplated hereunder.

                              (e) The staff of the SEC shall have declared the
Registration Statement effective and shall not have issued any stop-order or suspension thereof.

                              (f) The Common Stock shall continue to be quoted
on the Principal Market and trading of the Common Stock shall not be suspended by the SEC or the NASD.

                              (g) The Purchasers shall have received an opinion
of W. Robert Shearer, Senior Vice President and General Counsel to the Company in customary form concerning the issuance and the Shares.

                  The obligation of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares that they have agreed to purchase from the Company.

                  SECTION 9. Use of Proceeds.
                             ----------------

                  The Company shall use the proceeds from the sale of the Shares to the Purchasers hereunder for general corporate purposes.

                  SECTION 10. Certain Definitions.
                              -------------------

                  As used in this Agreement, the following terms have the following meaning:

                  "AFFILIATE" of any Person shall have the meaning set forth in Rule 144(a)(1) of the Exchange Act.

                  "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which the Principal Market is not open for trading.

                  "GOVERNMENTAL BODY" shall mean any court, arbitral body, government, department, commission, board, bureau, agency, official or other instrumentality of any domestic or foreign national, federal, state, provincial, local or supranational government or body or any political subdivision thereof.

                  "LAWS" shall mean any domestic or foreign national, federal, state, provincial, local or supranational law, rule, regulation, order, judgment or decree (including the rules and regulations of the Principal Market).

                  "LIEN" shall mean any security interest, lien, claim, pledge, option, right of first refusal, charge or other encumbrance of any nature whatsoever.

                  "PERSON" shall mean any person, individual, corporation, partnership, trust or other non-governmental entity or any Governmental Body, whether domestic or foreign, national, federal, state, provincial, local, supranational or otherwise.

                  SECTION 11. Notices.
                              --------

                  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                              (a) if to the Company, to:

                  Hollywood.com, Inc.
                  2255 Glades Road, Suite 237 West
                  Boca Raton, Florida 33431
                  Attention:  CEO

                              with a copy to:

                  Hollywood.com, Inc.
                  2255 Glades Road, Suite 237 West
                  Boca Raton, Florida  33431
                  Attention:  General Counsel

                  or to such other Person at such other place as the Company shall designate to the Purchaser in writing; and

                              (b) if to any Purchaser, at the address set forth
for such Purchaser on Annex I hereto, or at such other address or addresses as may have been furnished to the Company in writing.

                  SECTION 12. Amendments.
                              ----------

                  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchasers.

                  SECTION 13. Headings.
                              --------

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 14. Severability.
                              ------------

                  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 15. Governing Law.
                              -------------

                  This Agreement shall be governed in all respects and construed by the laws of the State of New York as applied to contracts entered into solely between residents of, and to be performed entirely within such State.

                  Counterparts.
                  ------------

                  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                        HOLLYWOOD.COM, INC.

                        By: /s/Mitchell Rubenstein

                        Name:  Mitchell Rubenstein

                        Title: Chairman and Chief Executive Officer

                        U.S. TRUST COMPANY OF NEW YORK,
                             AS AGENT

                        By:/s/Richard L. Bayles

                        Name: Richard L. Bayles

                        Title: Managing Director


                        JOSEPH STEIN, JR. IRA

                        By:/s/Joseph Stein

                        Name: Joseph Stein, Jr.


                        PAUL KAGAN

                        By:/s/Paul Kagan


                        FRED B. TARTER

                        By:/s/Fred B. Tarter


                        MITCHELL RUBENSTEIN

                        By:/s/Mitchell Rubenstein

                        GRANITE CAPITAL, LLC,
                           AS GENERAL PARTNER

                        By:/s/Walter Harrison

                        Name: Walter F. Harrison III

                        Title: Managing Member

                                     ANNEX I

                                   PURCHASERS


      Name and Address:                            Number of Shares Purchased:
      ----------------                             ---------------------------

                US Trust Company of New                      402,087
                      York, as Agent
                114 West 47th Street
                New York, NY  10036
                Telephone:  212-852-1697
                Facsimile:  212-852-1020
                Atten.:  John Rendianaro

                Joseph Stein, Jr. IRA                        6,609
                960 Park Avenue, Apt. 8W
                New York, NY  10028
                Telephone:  212-249-7164
                Facsimile:  212-772-8999
                Atten:  Joseph Stein, Jr.

                Paul Kagan                                   86,956
                25849  Hatton Road
                Carmel, CA  93923
                Telephone:  831-624-3778
                Facsimile:  831-624-3619
                Atten.:  Paul Kagan

                Fred B. Tarter                               26,087
                578 Westport Turnpike
                Fairfield, CT  06430
                Telephone:  212-476-0660
                Facsimile:  212-679-3816
                Atten.:  Fred B. Tarter

                Granite Capital, LP                          86,956
                126 East 56th Street, 25th Floor
                New York, NY  10022
                Telephone:  212-407-3346
                Facsimile:  212-407-3450
                Atten.: Walter Harrison

                                    ANNEX II

                                   PURCHASERS


       Name and Address:                         Number of Shares Purchased:
       ----------------                          ---------------------------

                 Mitchell Rubenstein                       125,001
                 Hollywood.com, Inc.
                 2255 Glades Road
                 Suite 237W
                 Boca Raton, FL  33431-7383
                 Telephone:  561-998-8000, ext. 216
                 Facsimile:  561-998-2974